Exhibit 10.2
SECOND AMENDMENT TO
RECEIVABLES PURCHASE AGREEMENT
     THIS SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of June 23, 2006, is entered into among ARCH RECEIVABLE COMPANY, LLC (the “Seller”), ARCH COAL SALES COMPANY, INC. (the “Servicer”), MARKET STREET FUNDING LLC (the “Issuer”), the various financial institutions party to the Agreement (as defined below) as LC Participants (the “LC Participants”), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”) and as LC Bank (the “LC Bank”).
RECITALS
     1. The parties hereto are parties to the Receivables Purchase Agreement, dated as of February 3, 2006 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and
     2. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.
     SECTION 2. Amendments to the Agreement.
     (a) The amount specified as the “Purchase Limit” in the definition of such term set forth in Exhibit I to the Agreement is hereby amended by changing such amount from “$100,000,000” to “150,000,000”.
     (b) The Commitment of each of the Issuer and the LC Participant is hereby amended to be the amount set forth as the “Commitment” under its name on its respective signature page to this Amendment.
     SECTION 3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Administrator and the Purchasers as follows:
     (a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
     (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.
     (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
     SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
     SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto and (b) counterparts of that certain amended and restated fee letter by and among the Seller, Issuer, Administrator and Arch Coal, Inc. and dated as of the date hereof (whether by facsimile or otherwise), executed by each of the parties thereto, and receipt by the Administrator of the full amount of the “Amendment Fee” referred to therein.
     SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.
     SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
     SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signatures begin on next page]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ARCH RECEIVABLE COMPANY, LLC, as Seller

By:	/s/ James E. Florczak

Name: James E. Florczak Title: Vice President and Treasurer

ARCH COAL SALES COMPANY, LLC, as Servicer

By:	/s/ James E. Florczak

Name: James E. Florczak Title: Vice President and Treasurer

MARKET STREET FUNDING LLC, as Issuer

By:	/s/ Doris J. Hearn

Name: Doris J. Hearn Title: Vice President

Commitment: $150,000,000

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ John T. Smathers

Name: John T. Smathers Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as the LC Bank and as an LC Participant

By:	/s/ Richard C. Munsick

Name: Richard C. Munsick Title: Senior Vice President

Commitment: $150,000,000 Pro-Rata Share: 100%